Exhibit 99.3

Leer South: Arch’s next w orld -class High-Vol A longwall mine F e b r u a r y 1 4 , 2 0 1 9

Forward-looking information This presentation contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements address our expected future business and financial performance including our financial projections and often contain words such as “believes”, “could”, “should”, “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain and depend upon important estimates and assumptions concerning our financial and operating results, including with respect to our coal pricing expectations, many of which are subject to change. No representations or warranties are made by us as to the accuracy of any such forward-looking statements. The inclusion of this information should not be regarded as an indication that we consider it to be necessarily predictive of actual future results. The information contained herein reflect numerous estimates and assumptions with respect to coal market conditions, general economic conditions, weather conditions, natural gas prices, competition in our industry, production capacity, availability of surety bonds, and matters other matters specific to our business, all of which are difficult to predict and many of which are beyond our control. Uncertainties arise from changes in the demand for and pricing of our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. There is significant risk that our current estimates and assumptions may not be accurate and that our actual results will vary significantly from our anticipated results. Readers are cautioned not to rely on the forward-looking statements contained herein. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including, Free Cash Flow, Adjusted EBITDA, Adjusted EBITDA and cash costs per ton. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation. 2

Leer South promises to drive significant new value for Arch’s shareholders • Expected to be among the largest, lowest-cost and highest-margin U.S. coking coal mines • Projected to be nearly identical in virtually every respect to Arch’s flagship Leer longwall mine • Cements Arch’s position as the premier global producer of High-Vol A coal, with an incremental 3 million tons per annum • Based on current market conditions, would capture a cash margin of around $90 per ton on seaborne coking shipments • Will augment Arch’s already advantageous product quality mix and further lower its cost structure • Could fully recover its $360 million to $390 million capital investment in 18 months at current market conditions • Can help satisfy projected need for ~ 76 million tons of new coking coal productive capacity by 2025, based on 1.5 percent annual seaborne demand growth and 2 percent annual depletion rate • Will principally serve the 300-million-metric-ton-per-year seaborne coking coal markets • Will help satisfy growing, global need for high-quality coking coals in the face of reserve degradation and depletion in all major supply regions • 2019 Leer South capital requirements can be funded with internally generated cash without limiting Arch’s proven and highly successful capital return program, given current projections • Arch remains committed to continuing its capital return program, which has returned $640 million to shareholders since inception, while maintaining ample liquidity and an industry-leading balance sheet • Growth of high-margin tons from Leer South and a robust capital return program will allow Arch to generate long-term, sustainable returns for its shareholders Capital Priorities Market Project 3

Project Overview

Leer South will be nearly identical to Arch’s world-class Leer mine Leer 10 Years Longwall Lower Kittanning ~ 62 inches1 ~ 6,700 feet 3 million tons High-Vol A Low-$50s Baltimore / DTA Leer South 20 Years Longwall Lower Kittanning ~ 65 inches ~ 9,000 feet 3 million tons High-Vol A Low-$50s Baltimore / DTA Mine life Mining technique Seam Seam thickness Average panel length Annual met output Product quality Projected cash cost Export facilities 1 Reflects Leer mine’s average seam thickness to date; starting in 2020 and thereafter, the average seam thickness at Leer will expand to more than 72 inches Note: Excluding the reserves in the mine plans for Leer, Sentinel and Leer South, Arch will still have ~ 150 million tons of undeveloped reserves in the Tygart Valley reserve block. 5

Leer South is projected to join the Leer mine at the very low end of the U.S. cost curve – a competitive advantage amplified still further by its high-quality, High-Vol A output COAL PRODUCTION FROM IDENTIFIED M ET M INES IN THE U.S. 160 150 140 130 120 110 100 90 80 70 60 50 40 30 20 10 0 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54 56 58 60 62 64 2018E PRODUCTION (MM TONS) Source: Internal 66 68 70 72 74 76 FOB MINE CASH COST ($/T0N) U.S. coking coal cash c average is ~ $70 per t Leer South (projected) Leer ost on 6

Arch has identified significant, unsatisfied demand for Leer-brand products across its geographically diverse customer and potential customer base 2018 LEER SHIPM ENTS BY DEM AND REGION  Arch plans to capitalize on strong, global demand for Leer-brand High-Vol A coals High-Vol A and equivalent coals total less than 25 million tons per annum globally; provide unique advantages in coke blends; and earn an expanding premium in the marketplace Arch currently rationalizes Leer-brand shipments to its existing, geographically diverse customer base Leer South will facilitate still greater penetration in global seaborne markets  45% 9% 4% 37%  5%  Map reflects Arch’s 2018 coking coal shipments YTD from the Leer mine, as well as Leer’s historical global customer base 7

Coal Market Overview

U.S. High-Vol A coal is earning an expanding premium in the marketplace SPREAD BETW EEN U.S. HVA AND U.S. LV (QUARTERLY AVERAGE, IN $ PER TON) SPREAD BETW EEN U.S. HVA AND U.S. HVB (QUARTERLY AVERAGE, IN $ PER TON) SPREAD BETW EEN U.S. HVA AND PREM IUM HCC (QUARTERLY AVERAGE, IN $ PER TON) $70 $60 $50 $40 $30 $20 $10 $0 $60 $40 $20 $0 -$20 -$40 -$60 $20 $15 $10 $5 $0 -$5 -$10 -$15 U.S. High-Vol A versus U.S. Low-Vol  U.S. High-Vol A has traded at a premium to U.S. Low-Vol in 14 of the past 24 quarters, including each of the last four, and achieved an average premium of nearly $12 per metric ton in 2018 U.S. High-Vol A versus U.S. High-Vol B  The premium that U.S. High-Vol A has achieved relative to U.S. High-Vol B has increased markedly in recent years, averaging nearly $43 per metric ton in 2018 versus just $6 per ton in 2015 U.S. High-Vol A versus Australian Premium Hard Coking Coal  U.S. High-Vol A has earned a premium over Australian Premium Hard Coking Coal in 11 of the past 24 quarters, with the Aussie product achieving a modest, $6 per metric ton higher price on average over that timeframe Source: Platts, Internal Q1-13 Q3-13 Q1-14 Q3-14 Q1-15 Q3-15 Q1-16 Q3-16 Q1-17 Q3-17 Q1-18 Q3-18 Q1-13 Q3-13 Q1-14 Q3-14 Q1-15 Q3-15 Q1-16 Q3-16 Q1-17 Q3-17 Q1-18 Q3-18 Q1-13 Q3-13 Q1-14 Q3-14 Q1-15 Q3-15 Q1-16 Q3-16 Q1-17 Q3-17 Q1-18 Q3-18 9

Solid demand growth is forecast for key coking coal import regions, and an increasing number of global steel mills are looking to add High-Vol A coals to their coke blends GLOBAL M ETALLURGICAL COAL IM PORTS (MILLION METRIC TONS)  India and Other Asia represent a significant opportunity for the seaborne market – both directly and as a sink for Australian output  India has doubled its steel production in the past 10 years and is on track to become the world’s largest importer of coking coal in the near future  European coking coal demand will be driven by continuing pressures on indigenous metallurgical coal reserves and production, as well as modest demand growth  We expect Chinese imports to remain sizeable but stable as declining blast furnace and BOF production is counter-balanced by coking coal cost pressures and quality degradation 120 114 Other Asia India Europe 2025 Brazil 2018E Source: Consensus based on CRU, Wood Mackenzie, and internal forecasts 80 59 5862 1518 10

India is on track to in the near future become the world’s largest importer of coking coal INDIAN HOT M ETAL PRODUCTION (IN MILLIONS OF METRIC TONS )  Indian steel output is up ~ 40 percent in the past five years Indian steel producers plan to add 42 million tons of hot metal capacity by 2023 – increasing installed base by 50 percent The Indian government is targeting 300 million tons of steel mill capacity by 2030 Tata expects steel production to reach 150 million tons by 2025, which could boost coking coal requirements by 30 million tons or more Given poor quality of indigenous coals, nearly all of that total will need to be imported 71 63  54 50    2013 2014 2015 2016 2017 2018E Source: CRU, IHS, Wood Mackenzie 66 57 11

Capital spending at Australian coking coal mines remains muted INVESTM ENT IN AUSTRALI AN COKING COAL M INES (IN BILLIONS OF DOLLARS)  Australian producers supplied roughly 60 percent of all coking coal in the seaborne market in 2018 Australian expansion capex fell from a peak of $8.5 billion in 2011 to an average of $1.2 billion annually over the past three years Based on current expansion plans, that trend appears likely to extend into 2019 12.9  9.6  2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Maintenance Capex Expansion Capex Source: Wood Mackenzie 8.6 11.4 10.2 6.3 4.2 5.15.05.4 12

Industry consultants project that 76 million tons of global coking coal capacity must be added by 2025 to meet PROJECTED 2025 SEABORNE COKING COAL SUPPLY AND DEM AND (IN MILLIONS OF METRIC TONS) growing seaborne demand  The consensus estimate is for 1.5 percent annual seaborne demand growth through 2025 – increasing from 300 million metric tons currently to 334 million tons in 2025 Wood Mackenzie projects that depletion will reduce annual output by 2 percent per year, or 42 million tons by 2025 That leaves a gap of 76 million tons that must be filled with mine expansions and new capacity by 2025 Australian producers are unlikely to fill the gap given subdued pipeline of development projects and ongoing logistics issues Likewise, North America is a mature asset base with few quality development projects New capacity requirement  Output of currently operating mines after depletion   Demand Supply  Source: Wood Mackenzie, CRU, and internal forecasts 334 76 258 13

Ongoing volatility in coking coal prices suggests a well-balanced market with limited potential for near-term to intermediate-term HISTORICAL HARD COKING COAL BENCHM ARK PRICES ($ PER METRIC TON) supply response $350 $325 $300 $275 $250 $225 $200 $175 $150 $125 $100 $75 $50 $25 $0 Source: Platts and Arch Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16 Nov-16 Dec-16 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Jan-18 Feb-18 Mar-18 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 China relaxes policy restrictions Australian production disruptionsHeightened trade war concerns Australian Chinese policylogisticalNew round restrictionsTropicalSupplychallengesof mine Cyclone Debbiedisruptionschallenges Flooding in Shaanxiand increased Chinese imports 14

Global hard coking coal prices have averaged ~ $170 per metric ton over the past 16 years – and the global cost curve is shifting up and to the right ANNUAL AVERAGE HARD COKING COAL PRICE ($ PER METRIC TON) $350  The average price of coking coal FOB the vessel in Queensland, Australia has averaged ~ $170 per metric ton on an inflation-adjusted basis since China entered the market 16 years ago  We expect volatility to continue, but with an upward bias as mining costs increase over time due to reserve degradation and depletion $300 $250 $200 170 $150 $100 $50 $0 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2017 USD$ Mean Price 2003-2018 Source: Bloomberg, Public Information, BLS, Internal $ 15

Capital Allocation Priorities

Arch continuously evaluates which avenues provide the best risk-adjusted returns EBITDA - Interest Expense - Capex - Taxes = Projected Free Cash Growth Capital Capital Returns Share Buybacks Special Dividends Recurring Dividends Organic Growth M&A Limited availability to “average up” existing coking coal portfolio “Diamonds in rough” few and far between Prospects screened against organic opportunities • • Proven value creation to date Attractive mechanism while stock is deemed a good value Both systematic and opportunistic 80% of FCF in 2018 • More systematic “buyback” approach favored at present Leer South is a world-class growth opportunity with a compelling payback profile With ~ 150 million tons of undeveloped reserves post Leer South, Tygart reserve base will continue to provide a compelling, long-term growth story • • • Currently a 2% yield Allows for broadest participation in equity Set at a level viewed as sustainable throughout market cycle • • • • • • 9% of FCF in 2018 17

Leer South will lower the average cost, increase the average quality, and expand the average operating margin of Arch’s coking coal portfolio 2019 High-Vol A PROJECTED 2019 COKING COAL COSTS (IN DOLLARS PER TON, AT THE MIDPOINT OF GUIDANCE) PROJECTED PAYBACK FOR LEER SOUTH AT VARIOUS M ARKET PRICES ~ 60% Payback 15 months 18 months 24 months 30 months 48 months Price* $225 $200 $175 $150 $125 $63.50 ~ 6.8 million tons ~ 75% Curren2t 0P1o9rtfolio 2P0r1o9FPorromFaowrmitha Projected Leer South ~ 9.0 million tons * High-Vol A price per metric ton, FOB vessel, U.S. East Coast Source: Internal ~ $60.00 18

Arch has returned $640 million of capital to shareholders since May 2017 CAPITAL RETURNED TO SHAREHOLDERS VIA SHARE BUYBACKS AND DIVIDENDS (IN MILLIONS) $327 7.2 million shares repurchased $313 $640 million returned to shareholders since capital return program’s inception in M ay 2017 17.8 million shares outstanding at 12/31/18 Arch has bought back 29% of its total shares outstanding since May 2017 22001177 220018 Source: Internal 24 31 302 282 19

Based on current estimates, Arch would have around $550 million of capital available to fund its capex needs and capital return PROJECTED SOURCES OF CASH AND CASH AVAIL ABILITY IN 2019 (IN MILLIONS) ~ $900 program in 2019 ~ $900 Projected conversion to cas on balance sheet at Projected Cash Sources in 2019 Projected Cash Availability in 2019 Source: IR Insight (analyst estimates) and internal projections h $550 Cash available for capex and capital return program $350 Target level of cash 12/31/19 ~ $50 of tax benefit $423 Consensus EBITDA estimate at 2/14/19 $428 Cash on balance sheet at 12/31/18 20

Based on current estimates and projected needs, Arch would have $350 million of available cash to fund its capital return program, should it opt to do so PROJECTED 2019 CASH AVAIL ABILI TY AND POTENTIAL USES (IN MILLIONS)  Even with the Leer South capex, Arch would have $350 million of discretionary cash availability in 2019 based on current analyst expectations and projected capex needs Arch returned an average of $320 million of cash to shareholders in 2017 and 2018 under its capital return program Arch is projected to be in an excellent position to match or exceed that level in 2019 should it opt to do so ~ $90 Growth Capex  ~ $90 Maintenance Capex ~ $350 Cash Available or Capital Return rogram or Other  ~ $20 Debt Service ~ $550 million Total projected cash available for capex and capital return program 21

Leer South promises to drive significant new value for Arch’s shareholders • Expected to be among the largest, lowest-cost and highest-margin U.S. coking coal mines • Projected to be nearly identical in virtually every respect to Arch’s flagship Leer longwall mine • Cements Arch’s position as the premier global producer of High-Vol A coal, with an incremental 3 million tons per annum • Based on current market conditions, would capture a cash margin of around $90 per ton on seaborne coking shipments • Will augment Arch’s already advantageous product quality mix and further lower its cost structure • Could fully recover its $360 million to $390 million capital investment in 18 months at current market conditions • Can help satisfy projected need for ~ 76 million tons of new coking coal productive capacity by 2025, based on 1.5 percent annual seaborne demand growth and 2 percent annual depletion rate • Will principally serve the 300-million-metric-ton-per-year seaborne coking coal markets • Will help satisfy growing, global need for high-quality coking coals in the face of reserve degradation and depletion in all major supply regions • 2019 Leer South capital requirements can be funded with internally generated cash without limiting Arch’s proven and highly successful capital return program, given current projections • Arch remains committed to continuing its capital return program, which has returned $640 million to shareholders since inception, while maintaining ample liquidity and an industry-leading balance sheet • Growth of high-margin tons from Leer South and a robust capital return program will allow Arch to generate long-term, sustainable returns for its shareholders Capital Priorities Market Project 22

Leer South: Arch’s next w orld -class High-Vol A longwall mine F e b r u a r y 1 4 , 2 0 1 9